                                   Exhibit 4

                Pro forma financial information showing combined
                       results for Telecom Corporation of
                          Chicago and Officeland Inc.

             Pro Forma Condensed Consolidated Statement of Earnings
                        Officeland Inc., and Subsidiaries
                       Nine months ending August 31, 1998


                                                        Telecom Corporation            Pro Forma                 Pro Forma
                                  Officeland Inc.           of Chicago                Adjustments               Consolidated
                                  ---------------       -------------------           -----------               ------------
Net Sales                           $16,556,251              $11,204,087              $        -     (b)        $27,760,338
Cost of Sales                        13,437,256                7,285,977                       -     (b)         20,723,233
                                    -----------              -----------              ----------                -----------

Gross profit                          3,118,995                3,918,110                       -                  7,037,105

Expenses
General and administrative            1,620,824                2,814,882                       -                  4,435,706
Selling                                 946,543                1,611,469                       -                  2,558,012
Depreciation and amortization            60,985                   42,072                 128,536     (a)            231,593
                                    -----------              -----------              ----------                -----------

Earnings before the following           490,643                 (550,313)               (128,536)                  (188,206)

Interest income                         (39,900)                  93,873                  28,988     (c)             82,961
Income taxes                            188,104                 (314,900)                      -                   (126,796)
                                    -----------              -----------              ----------                -----------

Net earnings                        $   342,439              $  (329,286)             $ (157,523)               $  (144,371)
                                    ===========              ============             ==========                ===========

Net earnings per common share       $      0.06                                                                 $     (0.03)
                                    ===========                                                                 ===========
Fully diluted net earnings per
   common share                     $      0.04                                                                 $     (0.02)
                                    ===========                                                                 ===========


Weighted average number of
   common shares - basic              5,411,588                                                0                  5,411,588
                                    ===========                                       ==========                ===========
Weighted average number of
   common shares - fully diluted      7,433,022                                          750,000                  8,183,022
                                    ===========                                       ==========                ===========



See accompanying notes.

                 Pro Forma Condensed Consolidated Balance Sheet
                        Officeland Inc., and Subsidiaries
                                 August 31, 1998


                                                        Telecom Corporation            Pro Forma                 Pro Forma
                                  Officeland Inc.           of Chicago                Adjustments               Consolidated
                                  ---------------       -------------------           -----------               ------------
Assets

Current
Cash                                $ 2,612,987            $  370,691                $ 2,396,300     (b)        $ 1,360,378
                                                                                      (4,019,600)    (a)

Receivables                           3,671,458               629,134                          -                  4,300,592
Inventory                             3,382,681             1,648,526                          -                  5,031,207
Prepaids                              1,090,073               107,728                          -                  1,197,801
Deferred Income Tax Benefit             109,936               309,200                          -                    419,136
                                    -----------            ----------                -----------                -----------
                                     10,867,135             3,065,279                 (1,623,300)                12,309,114

Investments                             168,750                                                -                    168,750
Capital Assets                          212,860               184,068                          -                    396,928
Deferred Income Tax Benefits            318,786                     -                          -                    318,786
Goodwill                              3,661,769                     -                  6,855,246     (a)         10,517,015
                                    -----------            ----------                -----------                -----------

                                    $15,229,300            $3,249,347                $ 5,231,946                $23,710,593
                                    ===========            ==========                ===========                ===========



Liabilities

Accounts Payable                    $ 2,942,509            $2,300,629                $         -                $ 5,243,138
Income Taxes Payable                    304,153                     -                          -                    304,153
Deferred Revenue                         54,774                     -                          -                     54,774
Note Payable                                  -                     -                    773,000     (a)            773,000
Convertible Debenture                 2,800,000                     -                  2,396,300     (b)          5,196,300
Line of Credit                                -             1,408,369                          -                  1,408,369
                                    -----------            ----------                -----------                -----------
                                      6,101,436             3,708,998                  3,169,300                 12,979,734
                                                                                                     (a)

Common Stock                         15,127,598                 1,546                  1,602,995     (a)         16,730,593
                                                                                          (1,546)    (a)
Retained Earnings                    (5,999,734)             (461,197)                   461,197                 (5,999,734)
                                    -----------            ----------                -----------                -----------

                                    $15,229,300            $3,249,347                $ 5,231,946                $23,710,593
                                    ===========            ==========                ===========                ===========


See accompanying notes.

         Notes to Pro Forma Condensed Consolidated Financial Statements
                        Officeland Inc. and Subsidiaries

Note 1 - Basis of Presentation

            Officeland Inc. has estimated the adjustments required to allocate the aggregate purchase price over the net assets to be acquired of Telecom Corporation of Chicago. Such allocations are subject to final determinations based on independent appraisals and other evaluations of fair value as of the date of the transactions. Therefore, the allocations reflected in the pro forma condensed consolidated financial information may differ from the amounts ultimately determined. Differences between the amounts included herein and the final allocations are not expected to have a material effect on the pro forma statements.

            Unless otherwise noted, all references to dollar amounts in the Pro Forma Statements are stated in Canadian dollars. The noon buying rate on October 9, 1998 in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank in New York was $1.00 US = $1.5460 CDN. Whenever amounts stated herein are expressed in US dollars the foregoing exchange rate has been applied. The October 9, 1998 exchange rate has been applied as the appropriate exchange rate since the purchase occurred on October 9, 1998 and had the August 31, 1998 exchange rate been applied the effect on the pro forma financial statements would have been immaterial.

Note 2 - Pro Forma Condensed Consolidated Balance Sheet Adjustments

Adjustments to the Pro Forma Condensed Balance Sheet were made to reflect that:

    (a) Officeland Inc. has purchased all of the outstanding capital stock of Telecom Corporation of Chicago for consideration of $4,019,000 $CDN in cash ($2,600,000 $US), a $773,000 $CDN note payable ($500,000 $US) and 750,000 shares of Officeland Inc. common stock to be issued over time.

    (b) Officeland Inc. issued new three year senior subordinated unsecured convertible notes to private investors in the amount of $2,396,300 $CDN ($1,550,000 $US) to partially fund the purchase of Telecom Corporation of Chicago. The notes are convertible by the holder into shares of Class B Stock at $3.40 $US plus one Dollar Fifty Warrant and one Two Dollar Warrant for each share of Class B stock.

A 24 day market average of Officeland Inc. common stock is used to value the Telecom Corporation of Chicago transaction.

The following table describes the allocation of the purchase price to the individual categories of assets and liabilities acquired in the transaction:


                       Purchase price                       $ 6,395,595
                                                            ===========

                       Total assets                           1,531,778
                       Total liabilities                     (1,991,429)
                                                            -----------
                                                               (459,651)

                       Goodwill                               6,855,245
                                                            -----------

                                                            $ 6,395,595
                                                            ===========


Note 3 - Pro Forma Condensed Consolidated Statement of Earnings Adjustments

Adjustments to the Pro Forma Condensed Statement of Earnings were made to:

    (a) Record amortization of goodwill resulting from the purchase of Telecom Corporation of Chicago over 40 years.

    (b) Intercompany sales were immaterial during the periods presented, and accordingly no elimination entry is required.

    (c) Record interest expense on the note payable at the rate of 5% per annum.

    (d) Reflect that Officeland Inc. has achieved the pro rata results necessary such that the Convertible Notes would be automatically converted into Units and has therefore not accrued any interest relating to the Convertible Notes.